UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 14, 2019

The Estée Lauder Companies Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14064	11-2408943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, New York, New York	10153
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

212-572-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On February 5, 2019, The Estée Lauder Companies Inc. (the “Company”) filed a Form 8-K in connection with its press release announcing financial results for the fiscal quarter ended December 31, 2018.  The release also included the Company’s estimates related to its fiscal 2019 third quarter and full year net sales and diluted net earnings per common share.

This Form 8-K corrects the range provided by the Company with regard to its fiscal 2019 full year projections for reported diluted net earnings per share as disclosed on pages 8 and 10 of its February 5, 2019 press release.  In this regard, $4.55 - $4.67 should have been $4.47 - $4.59. The $.08 difference represents the impacts of goodwill and other intangible asset impairments and changes in contingent consideration, combined, and the finalization of the provisional charges for the impact of the U.S. Tax Cuts and Jobs Act (“TCJA”) of $.07 and $.01, respectively, which occurred in the first half of the fiscal year.

The non-GAAP diluted net earnings per share range for fiscal 2019 full year ($4.92 - $5.00) remains the same and does not need to be corrected.

The following reflects the correction and related clarifications to the reconciliation between GAAP and non-GAAP:

Reconciliation between GAAP and non-GAAP

	Year Ending June 30, 2019 (F)				Twelve Months June 30
	Net Sales Growth		Diluted EPS Growth		Diluted Earnings Per Share
(Unaudited)	Reported Basis	Constant Currency	Reported Basis	Constant Currency	2019 (F)	2018
Forecast / actual results including restructuring and other charges and adjustments	5%-6%(1)	8%-9%	52%-56%(1)*	59%-63%*	$4.47-$4.59(1)*	$2.95(1)

Non-GAAP
Restructuring and other charges					.33 - .37	.51*

Intangible Asset Impairments/Contingent Consideration					.07*	(.09)*

TCJA Impacts					.01*	1.14*

Non-GAAP			9%-11%		$4.92-$5.00	$4.51

Impact of adoption of ASC 606	0%	0%			.01

Non-GAAP, excluding impact of adoption of ASC 606	5%-6%		9%-11%		$4.93-$5.01	$4.51

Impact of foreign currency on earnings per share					.22

Forecasted constant currency net sales growth and earnings per share		8%-9%		14%-16%	$5.15-$5.23	$4.51

(1) Represents GAAP
(F) Represents forecast
* Reflects the correction and related clarifications described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ESTÉE LAUDER COMPANIES INC.

Date: February 14, 2019	By:	/s/ Tracey T. Travis
Tracey T. Travis
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)